UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              Amendment No. 1 to
                                  FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  May 17, 2010
                           -----------------

                       Reshoot Production Company
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53049                        26-1665960
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             315 East New Market Road, Immokalee, FL  34142
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (239) 657-4421
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               EXPLANATORY NOTE
                               ----------------

This Amendment No. 1 on Form 8-K/A to the Reshoot Production Company
Form 8-K originally filed with the U. S. Securities and Exchange Commission on May 18, 2010 (the "Form 8-K"), is being filed for the purpose of providing corrected information concerning the dividend payment date.


Item 8.01 Other Events

On May 17, 2010, Reshoot Production Company ("the Company") Board of Directors approved a one-for-one (1:1) common stock dividend (the "dividend"), of the Company's issued and outstanding common stock, par value $0.001, with a record date of June 2, 2010 and a payment date of June 9, 2010. Each shareholder will receive a divided of one common share for each share owned on the record date.

The Company has 23,516,667 common shares issued and outstanding prior to the dividend; and, as a result of the common stock dividend, the Company will have 47,033,334 common shares issued and outstanding following the dividend.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Reshoot Production Company
                                --------------------------
                                      Registrant

                                By: /s/ Marc Schedhtman
                                ------------------------------------
                                Name:   Marc Schechtman
                                Title:  Director of Planning


Dated:  June 9, 2010



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